                                                                 EXHIBIT 10.1(m)


                      FOURTH AMENDMENT TO CREDIT AGREEMENT
                      ------------------------------------

         This Fourth Amendment to Credit Agreement (this "AMENDMENT") is entered into effective January 27, 1999, by and among RANGE RESOURCES CORPORATION (formerly Lomak Petroleum, Inc.), a Delaware corporation ("BORROWER"), BANK ONE, TEXAS, N.A., as Administrative Agent ("BANK ONE" or "ADMINISTRATIVE AGENT"), CHASE BANK OF TEXAS, N.A., as Syndication Agent ("CHASE"), NATIONSBANK, N.A., as Documentation Agent ("NATIONSBANK"), and Lenders (as defined in the Credit Agreement).

RECITALS:
---------

         A. Borrower and Lenders entered into a Credit Agreement dated February 14, 1997, as amended by a First Amendment dated September 30, 1997, by a Second Amendment dated May 1, 1998, and by a Third Amendment dated August 25, 1998 (as amended, the "CREDIT AGREEMENT").

         B. Pursuant to SECTION 4.02 of the Credit Agreement, Lenders have conducted a Periodic Determination of the Borrowing Base, and Lenders and Borrower now desire to confirm such Determination in writing.

         C. Some of Borrower's Subsidiaries changed their names subsequent to the name change of Borrower from Lomak Petroleum, Inc. to Range Resources Corporation, and some of Borrower's Subsidiaries have been merged into other Subsidiaries.

         D. Borrower and Lenders desire to amend the Credit Agreement as hereinafter set forth in order to, among other things, acknowledge the new Borrowing Base resulting from the Periodic Determination and acknowledge Borrower's current Subsidiaries and the new names of the Subsidiaries who have changed their names.

AGREEMENT:
----------

         In consideration of the premises, the representations, warranties, covenants, and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and Lenders agree as follows, effective only upon satisfaction of each condition precedent set forth in SECTION 4.1 below:

ARTICLE 1 - DEFINITIONS.
------------------------

         1.1 CREDIT AGREEMENT DEFINITIONS. Capitalized terms used but not defined in this Amendment have the meanings given such terms in the Credit Agreement.

ARTICLE 2 - AMENDMENTS.
-----------------------

         2.1 AMENDMENTS TO ARTICLE 1 - DEFINITIONS. (a) The definition of Applicable Margin appearing in SECTION 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "APPLICABLE MARGIN" means, on any day:

                  (a) Subject to the provisions of paragraph (b) below:

                           (i) through April 30, 1999, Eurodollar Rate plus 175 basis points; and

                           (ii) from and after April 30, 1999, Eurodollar Rate plus 200 basis points.

                  (b) At and after the date of reduction of the Outstanding Obligations and of a corresponding reduction of the Borrowing Base (either voluntarily by Borrower or otherwise pursuant to the terms of this Agreement) to (i) $300,000,000 or (ii) the redetermined Borrowing Base resulting from any Determination approved by Required Lenders subsequent to January 27, 1999, the basis points set out below, determined based upon the type of Loan and the Borrowing Base Usage on any such day:


                              BORROWING BASE USAGE

---------------------------------------------------------------------------------------------------------------------
                                                         greater than or equal to 50%       less than or
                                   less than 50%                less than 75%               equal to 75%
-------------------------- ----------------------------- ----------------------------- ------------------------------
Eurodollar Loans                 62.5 basis points             87.5 basis points             112.5 basis
                                                                                               points
ABR Loans                         0 basis points                0 basis points             25 basis points

         (b) SECTION 1.01 of the Credit Agreement is hereby amended to add the definition of Pledge Agreement set out below:


                            FOURTH AMENDMENT - Page 2

                  "PLEDGE AGREEMENT" means the Pledge Agreement executed and delivered by Borrower and its Subsidiaries, as appropriate, substantially in the form of EXHIBIT D attached to the Fourth Amendment to Credit Agreement dated January 27, 1999, as such Pledge Agreement may be amended, modified, or supplemented from time to time, pursuant which such Person will pledge 100% of the Capital Stock of Borrower's Subsidiaries to secure the Obligations.

         2.2 AMENDMENT TO ARTICLE 4 - BORROWING BASE. SECTION 4.05 of the Credit Agreement is hereby amended in its entirety to read:

                  "4.05. INITIAL BORROWING BASE. Subject to the rights of Borrower to request an earlier Special Determination pursuant to
         SECTION 4.03 above and the rights of Lenders to reduce the Borrowing Base as provided in SECTION 7.03(C) below, the Borrowing Base in effect under this Agreement for the period from January 27, 1999, until June 30, 1999, shall be $385,000,000. As of June 30, 1999, the Borrowing
         Base will be redetermined by the Required Lenders."

         2.3 AMENDMENT TO ARTICLE 5 - COLLATERAL. SECTION 5.01 of the Credit Agreement is hereby amended in its entirety to read:

                  "5.01. SECURITY. (a) The Obligations shall be secured by first and prior Liens (subject only to Permitted Encumbrances) on 100% of the issued and outstanding Capital Stock of Borrower's Subsidiaries. As of January 27, 1999, Borrower and its Subsidiaries will execute and deliver (i) a Pledge Agreement and (ii) any financing statements relating thereto. Provided that no Default or Event of Default has occurred which is continuing, if on June 30, 1999, the Outstanding Obligations are equal to or less than the lesser of $300,000,000 or the Borrowing Base then in effect, Lenders authorize Administrative Agent to release, and Administrative Agent hereby agrees that it will release, all Collateral, and execute for the benefit of Borrower and its Subsidiaries all documents reasonably requested by Borrower to evidence such release.

                           (b) On each occasion on which Borrower and its Subsidiaries may be required to grant Liens on any asset, upon submission to Borrower by Administrative Agent, Borrower and its Subsidiaries shall promptly execute and deliver to Administrative Agent, for the ratable benefit of each Lender, Security Documents in form and substance acceptable to Administrative Agent granting first and prior Liens (subject only to Permitted Encumbrances) on the designated properties. Borrower acknowledges that all Mortgages now or hereafter executed by Borrower or its Subsidiaries will be recorded promptly and all other action

                            FOURTH AMENDMENT - Page 3
         necessary to perfect the liens and security interests evidenced by the Mortgages will be taken. Borrower represents and warrants to Lenders that all Mortgages (i) are or will be duly authorized, executed, and delivered by the Person executing them, (ii) constitute the valid, binding, and enforceable obligations of each Person that executed the Mortgages in accordance with their terms, and (iii) operate to create in favor of Administrative Agent, for the ratable benefit of each Lenders, first priority liens in the interests covered thereby."

         2.4 AMENDMENTS TO ARTICLE 7 - REPRESENTATIONS, WARRANTIES AND COVENANTS. SECTION 7.04 of the Credit Agreement is hereby amended in its entirety to read:

                  "7.04. FINANCIAL COVENANTS. So long as this Agreement remains in force, Borrower and its Consolidated Subsidiaries shall maintain, on a consolidated basis, the following (all calculated in accordance with GAAP):

                                    (a)     CONSOLIDATED TANGIBLE NET WORTH.
         A minimum Consolidated Tangible Net Worth as of any date which is not less than the sum of (i) $175,000,000, plus (ii) 50% of the net proceeds to Borrower from the issuance of equity securities on or after August 25, 1998 (for purposes of this SECTION 7.04(A) only, Consolidated Tangible Net Worth shall exclude non-cash impairments of long-lived assets as prescribed under Financial Accounting Standards Board Statement No. 121);

                                    (b)     SENIOR DEBT INTEREST COVERAGE RATIO.
         A ratio of EBITDA to Consolidated Interest Expense on Senior Debt for each period of four immediately preceding consecutive fiscal quarters of at least 3.0 to 1.0;

                                    (c)     TOTAL DEBT INTEREST COVERAGE RATIO.
         For the fiscal quarter ended December 31, 1998, through the fiscal quarter ending December 31, 1999, a ratio of EBITDA to Consolidated Interest Expense on Total Debt for each period of four immediately preceding consecutive fiscal quarters of at least 2.0 to 1.0, and for each fiscal quarter ending after December 31, 1999, a ratio of EBITDA to Consolidated Interest Expense on Total Debt for each period of four immediately preceding consecutive fiscal quarters of at least 2.5 to 1.0;

                                    (d)     SENIOR DEBT LEVERAGE RATIO.  For
         the fiscal quarter ended December 31, 1998, through the fiscal quarter ending December 31, 1999, a ratio of Senior Debt as of the last day of any fiscal quarter to EBITDA for the period of four immediately preceding fiscal quarters then ended not in excess of 4.0 to 1.0, and for each fiscal quarter ending after December 31, 1999, a ratio of

                            FOURTH AMENDMENT - Page 4

         Senior Debt as of the last day of any fiscal quarter to EBITDA for each period of four immediately preceding consecutive fiscal quarters then ended not in excess of 3.0 to 1.0;

                                    (e)     TOTAL DEBT LEVERAGE RATIO.  For the
         fiscal quarter ended December 31, 1998, through the fiscal quarter ending December 31, 1999, a ratio of Total Debt as of the last day of any fiscal quarter to EBITDA for the period of four immediately preceding consecutive fiscal quarters then ended not in excess of 6.0 to 1.0, and for each fiscal quarter ending after December 31, 1999, a ratio of Total Debt as of the last day of any fiscal quarter to EBITDA for each period of four immediately preceding consecutive fiscal quarters then ended not in excess of 5.0 to 1.0; and

                                    (f)     CURRENT RATIO.  A ratio of current
         assets to current liabilities on any date of at least 1.0 to 1.0 (for purposes of this calculation, current assets will include an amount equal to the Unused Availability)."

         2.5 AMENDMENTS TO SCHEDULES AND EXHIBITS. The Credit Agreement is hereby amended to replace SCHEDULES 1, 2, and 3 to the Credit Agreement with SCHEDULES 1, 2, and 3 attached to this Amendment and to add as EXHIBIT D to the Credit Agreement the Pledge Agreement attached to this Amendment as EXHIBIT D.

         2.6 NAME CHANGES. Lenders acknowledge that some of Borrower's Subsidiaries have changed their names and some have merged into other Subsidiaries, and Borrower represents that the current Subsidiaries and their correct names are set out in SCHEDULE 3 attached hereto.

ARTICLE 3 - BORROWING BASE DETERMINATION.

         3.1 PERIODIC DETERMINATION OF BORROWING BASE. (a) Pursuant to SECTIONS
4.01 and 4.02 of the Credit Agreement and effective only upon satisfaction of the conditions precedent set out in ARTICLE 4 below, Lenders who are signatory parties to this Amendment (whose Commitment Percentages aggregate at least 75%, resulting in approval of this Amendment by Required Lenders) and Borrower agree that the Borrowing Base will remain at $385,000,000 (subject to the provisions of SECTION 4.05 of the Credit Agreement as amended hereby) until June 30, 1999. As of June 30, 1999, the Borrowing Base will be redetermined by the Required Lenders. In accordance with the provisions of ARTICLE 4 of the Credit Agreement, as amended hereby, if on June 30, 1999, the Outstanding Obligations equal or exceed $300,000,000 or such higher Borrowing Base as may be determined by Required Lenders as of such date, then on or before July

                            FOURTH AMENDMENT - Page 5

10, 1999, Borrower shall pay to Administrative Agent, for the ratable benefit of Lenders, the amount by which the Outstanding Obligations exceed $300,000,000 or the higher Borrowing Base then in effect. If the Borrowing Base determined by Required Lenders as of June 30, 1999, is less than $300,000,000, then Borrower shall be required to eliminate the deficiency between $300,000,000 and the Borrowing Base then in effect in accordance with SECTION 4.06(a) of the Credit Agreement. The Determination effective as of June 30, 1999, and all subsequent Determinations of the Borrowing Base shall be made in accordance with the terms of the Credit Agreement. Notwithstanding the provisions of SECTION 4.02 of the Credit Agreement, the parties agree that there will be no Periodic Determination made as of May 1, 1999.

                  (b) In consideration of the amendments and changes made herein, Borrower agrees to pay to Administrative Agent, for the ratable benefit of the Lenders and allocated in accordance with the Commitment Percentages shown on SCHEDULE 1 to the Credit Agreement, a fee equal to $425,000.

ARTICLE 4 - CONDITIONS PRECEDENT.

         4.1 CONDITIONS PRECEDENT. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Administrative Agent:

                  (a) CLOSING DELIVERIES. Administrative Agent shall have received the following documents, instruments, agreements, and other information, each of which shall be in form and substance and executed in such counterparts as shall be acceptable to Administrative Agent and Required Lenders and each of which shall, unless otherwise indicated, be dated the Effective
Date:

                           (i)  this Amendment;

                           (ii) a Pledge Agreement duly executed by Borrower and
its Subsidiaries, as appropriate, together with (A) certificates evidencing (1) 100% of the issued and outstanding Capital Stock of Borrower's Subsidiaries (all certificates delivered pursuant to this provision shall be duly endorsed or accompanied by duly executed blank stock powers), and (B) accompanied by such financing statements executed by Borrower as Administrative Agent shall request to perfect the Liens granted pursuant to the Pledge Agreement;

                           (iii) a certificate executed by an Authorized Officer
of Borrower stating that (A) the representations and warranties of Borrower contained in this

                            FOURTH AMENDMENT - Page 6

Amendment, the Credit Agreement, and the other Loan Documents are true and correct in all respects, (B) no Default or Event of Default has occurred which is continuing, and (C) all conditions set forth in this SECTION 4.1(a) and in
SECTION 6.02 of the Credit Agreement have been satisfied; and

                           (iv) such resolutions, certificates and other
documents relating to the existence of the Loan Parties, the corporate, partnership, or limited liability company authority for the execution, delivery and performance of this Amendment, the Credit Agreement, the other Loan Documents, and certain other matters relevant hereto, in form and substance satisfactory to Administrative Agent, which resolutions, certificates and documents include resolutions of the directors of each Loan Party authorizing the execution, delivery, and performance of the Loan Documents and certificates of incumbency for each Loan Party.

                  (b) NO MATERIAL ADVERSE EFFECT. Other than the decline in commodity prices, no event or condition shall have occurred which is reasonably expected to have a Material Adverse Effect.

                  (c) NO LEGAL PROHIBITION. The transactions contemplated by this Amendment shall be permitted by applicable law and regulation and shall not subject Agents, any Lender, Borrower, or any Subsidiary to any material adverse change in their assets, liabilities, financial condition, or prospects.

                  (d) NO LITIGATION. No litigation, arbitration, or similar proceeding shall be pending or threatened against Borrower or any Subsidiary which calls into question the validity or enforceability of the Credit Agreement (as amended hereby) or the other Loan Documents.

                  (e) NO DEFAULT. No Default or Event of Default shall have occurred and be continuing.

                  (f) OTHER MATTERS. All matters related to this Amendment, the other Loan Documents, and Borrower and its Subsidiaries shall be acceptable to Administrative Agent and each Lender in their discretion, and Borrower shall have delivered to Administrative Agent and each Lender such evidence as they shall request to substantiate any matters related to the Credit Agreement (as amended hereby), the other Loan Documents and Borrower and its Subsidiaries as Administrative Agent or any Lender shall request.


                            FOURTH AMENDMENT - Page 7

                  (g) CLOSING FEES. Borrower shall have paid to Agents and Lenders the fee described in SECTION 3.1 above.

ARTICLE 5 - RATIFICATIONS, REPRESENTATIONS, AND COVENANTS.

         5.1 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower and Lenders agree that the Credit Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding, and enforceable in accordance with their respective terms.

         5.2 REPRESENTATIONS AND COVENANTS. Borrower hereby represents and warrants to Lenders that (a) the execution, delivery, and performance of this Amendment and any and all other Loan Documents executed or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Articles of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Documents are true and correct on and as of the date hereof, as though made on and as of such date; (c) no Default or Event of Default under the Credit Agreement, as amended hereby, has occurred and is continuing; and (d) Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement and the other Loan Documents, as amended hereby.

ARTICLE 6 - MISCELLANEOUS PROVISIONS.

         6.1 NO WAIVER. Except as specifically provided in this Amendment, nothing contained in this Amendment shall be construed as a waiver by Lenders of any covenant or provision of the Credit Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between Borrower and Lenders, and the failure of Lenders at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect, or diminish any right of Lenders to thereafter demand strict compliance therewith. Lenders hereby reserve all rights granted under the Credit Agreement, the other Loan Documents, this Amendment, and any other contract or instrument between Borrower and Lenders.

         6.2 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Credit Agreement or any other Loan Documents, including,

                            FOURTH AMENDMENT - Page 8
without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agents or any Lender shall affect the representations and warranties or the right of Agents or any Lender to rely upon them.

         6.3 REFERENCE TO CREDIT AGREEMENT. Each of the Credit Agreement and the other Loan Documents, and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such other Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

         6.4 EXPENSES OF AGENT. As provided in the Credit Agreement, Borrower agrees to pay on demand all reasonable costs and expenses incurred by Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Administrative Agent's legal counsel, and all reasonable costs and expenses incurred by Lenders in connection with the enforcements or preservation of any rights under the Credit Agreement, as amended hereby, or any other Loan Documents, including, without limitation, the reasonable costs and fees of Administrative Agent's legal counsel.

         6.5 SEVERABILITY. Any provisions of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provisions so held to be invalid or unenforceable.

         6.6 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Lenders and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lenders.

         6.7 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         6.8 EFFECT OF WAIVER. No consent or waiver, express or implied, by Administrative Agent or any Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition, or duty.

                            FOURTH AMENDMENT - Page 9

         6.9 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         6.10 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS UNLESS THE LAWS GOVERNING NATIONAL BANKS SHALL HAVE APPLICATION.

         6.11 FINAL AGREEMENT. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE, OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND LENDERS.

                                     BORROWER:

                                     RANGE RESOURCES CORPORATION

                                     By:
                                        --------------------------------------
                                              Thomas W. Stoelk,
                                              Senior Vice President -
                                              Finance and Administration

                                     AGENTS:

                                     BANK ONE, TEXAS, N.A.,
                                       as Administrative Agent and a Lender

                                     By:
                                        --------------------------------------
                                              W. Mark Cranmer, Vice President

                           FOURTH AMENDMENT - Page 10

                                     CHASE BANK OF TEXAS, N.A.,
                                       as Syndication Agent and a Lender

                                     By:
                                        --------------------------------
                                     Name:
                                          ------------------------------
                                     Title:
                                           -----------------------------

                                     NATIONSBANK, N.A.,
                                       as Documentation Agent and a Lender

                                     By:
                                        --------------------------------
                                        J. Scott Fowler, Vice President

                                     BANKERS TRUST COMPANY

                                     By:
                                        --------------------------------
                                     Name:
                                          ------------------------------
                                     Title:
                                           -----------------------------

                                     OTHER LENDERS:

                                     PNC BANK, NATIONAL ASSOCIATION

                                     By:
                                        --------------------------------
                                     Name:
                                          ------------------------------
                                     Title:
                                           -----------------------------

                                     BANKBOSTON, N.A.

                                     By:
                                        --------------------------------
                                     Name:
                                          ------------------------------
                                     Title:
                                           -----------------------------

                                     CIBC INC.

                                     By:
                                        --------------------------------
                                     Name:
                                          ------------------------------
                                     Title:
                                           -----------------------------


                           FOURTH AMENDMENT - Page 11

                                       WELLS FARGO BANK (TEXAS), N.A.

                                       By:
                                          --------------------------------
                                          Charles D. Kirkham, Vice President

                                       CREDIT LYONNAIS NEW YORK BRANCH

                                       By:
                                          --------------------------------
                                       Name:
                                            ------------------------------
                                       Title:
                                             -----------------------------

                                       ABN AMRO BANK N.V.
                                       By: ABN AMRO North America, Inc.

                                       By:
                                          --------------------------------
                                       Name:
                                            ------------------------------
                                       Title:
                                             -----------------------------

                                       By:
                                          --------------------------------
                                       Name:
                                            ------------------------------
                                       Title:
                                             -----------------------------

                                       BANK OF SCOTLAND

                                       By:
                                          --------------------------------
                                       Name:
                                            ------------------------------
                                       Title:
                                             -----------------------------

                                       THE SANWA BANK, LIMITED

                                       By:
                                          --------------------------------
                                       Name:
                                            ------------------------------
                                       Title:
                                             -----------------------------

                        FOURTHAM.WPD [March 11, 1999]aa



                           FOURTH AMENDMENT - Page 12